SUPPLEMENT TO THE

FIDELITY FREEDOM FUNDS(registered trademark)

MAY 20, 1999

STATEMENT OF ADDITIONAL INFORMATION

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION ON PAGE 2.

(iii) Each fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(v) Each fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

THE FOLLOWING INFORMATION HAS BEEN REMOVED FROM THE "TRUSTEES AND
OFFICERS" SECTION BEGINNING ON PAGE 52.

E. BRADLEY JONES (71), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc. (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.

LEONARD M. RUSH (52), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).

THE FOLLOWING INFORMATION SUPPLEMENTS THE SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 52.

   NED C. LAUTENBACH (55), Trustee (2000), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).

THE FOLLOWING INFORMATION SUPPLEMENTS THE SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 52.

   MARIA F. DWYER (41), Deputy Treasurer (2000), is Deputy Treasurer of the Fidelity funds and is a Vice President (1999) and an employee
(1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

THE FOLLOWING INFORMATION REPLACES THE COMPENSATION TABLE FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 54.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended March 31, 1999, or calendar year ended December 31, 1998, as applicable.

Compensation Table


AGGREGATE COMPENSATION FROM A  Edward  C. Johnson 3d**  Abigail  P.  Johnson **  J.  Gary Burkhead **  Ralph  F. Cox
FUND

Freedom IncomeB                $ 0                      $ 0                       $ 0                  $ 21

Freedom 2000B                  $ 0                      $ 0                       $ 0                  $ 52

Freedom 2010B                  $ 0                      $ 0                       $ 0                  $ 94

Freedom 2020B                  $ 0                      $ 0                       $ 0                  $ 88

Freedom 2030B                  $ 0                      $ 0                       $ 0                  $ 29

TOTAL COMPENSATION FROM THE    $ 0                      $ 0                      $ 0                   $ 223,500
FUND COMPLEX*,A




AGGREGATE COMPENSATION
FROM A                    Phyllis Burke Davis  Robert M. Gates  E. Bradley Jones****  Donald J. Kirk  Ned C. Lautenbach***
FUND

Freedom IncomeB            $ 21                 $ 21             $ 21                  $ 22            $ 0

Freedom 2000B              $ 49                 $ 51             $ 49                  $ 50            $ 0

Freedom 2010B              $ 90                 $ 92             $ 90                  $ 90            $ 0

Freedom 2020B              $ 85                 $ 87             $ 85                  $ 85            $ 0

Freedom 2030B              $ 28                 $ 28             $ 28                  $ 28            $ 0

TOTAL COMPENSATION FROM
THE                       $ 220,500            $ 223,500        $222,000              $ 226,500       $ 0
FUND COMPLEX*,A



AGGREGATE COMPENSATION
FROM A                      Peter S. Lynch **  William O. McCoy   Gerald C. Mc- Donough  Marvin L. Mann  Robert C. Pozen**
FUND


Freedom IncomeB              $ 0                $ 21              $ 26                    $ 21           $ 0

Freedom 2000B                $ 0                $ 51              $ 61                    $ 51           $ 0

Freedom 2010B                $ 0                $ 92              $ 112                   $ 92           $ 0

Freedom 2020B                $ 0                $ 87              $ 105                   $ 87           $ 0

Freedom 2030B                $ 0                $ 28              $ 34                    $ 28           $ 0

TOTAL COMPENSATION FROM THE  $ 0               $ 223,500          $ 273,500              $ 220,500       $ 0
FUND COMPLEX*,A




AGGREGATE COMPENSATION FROM A  Thomas R. Williams
FUND

Freedom IncomeB                 $ 21

Freedom 2000B                   $ 51

Freedom 2010B                   $ 92

Freedom 2020B                   $ 87

Freedom 2030B                   $ 28

TOTAL COMPENSATION FROM THE    $ 223,500
FUND COMPLEX*,A


* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees of the funds, Ms. Johnson and Mr. Burkhead are compensated by FMR.

   *** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board.
Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

   **** Mr. Jones served on the Board of Trustees through December 31,
1999.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; Marvin L. Mann, $55,039; Thomas R. Williams, $63,433; and William O. McCoy, $55,039.

B Compensation figures include cash.